                                                                    EXHIBIT 23.B

                 [MATTHEWS, CARTER AND BOYCE, P.C. LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants we hereby consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 7, 1997 incorporated by reference in Allied Capital Lending Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in the registration statement.



                                               /s/ MATTHEWS, CARTER AND BOYCE


McLean, VA
January 30, 1998

                 [MATTHEWS, CARTER AND BOYCE, P.C. LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants we hereby consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 4, 1997 incorporated by reference in Allied Capital
Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in the registration statement.



                                                 /s/ MATTHEWS, CARTER AND BOYCE


McLean, VA
January 30, 1998

                 [MATTHEWS, CARTER AND BOYCE, P.C. LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants we hereby consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 4, 1997 incorporated by reference in Allied Capital Corporation II's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in the registration statement.



                                               /s/ MATTHEWS, CARTER AND BOYCE


McLean, VA
January 30, 1998